SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                November 22, 2006
                                 Date of Report
                        (Date of Earliest Event Reported)

                          Commission File No. 01-28911


                      National Healthcare Technology, Inc.
             (Exact name of Registrant as specified in its charter)

                               Colorado 91-1869677
           (State of Incorporation) (IRS Employer Identification No.)


                    1660 Union Street Suite 200, San Diego CA
                      92101 (Address of principal executive
                               offices)(Zip Code)

         Company's telephone number, including area code: (619) 398-8470

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ITEM 5.02 Departure of Directors or Principal Officers; Election of Officers;
Appointment of Principal Officers.

On November 23, 2006, William Courtney resigned as a director for National Healthcare Technology, Inc. (the "Company"). The Company has not yet named a replacement for Mr. Courtney.


                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

November 29, 2006                      NATIONAL HEALTHCARE TECHNOLOGY, INC.


                                       /s/ Jon Carlson
                                           --------------------------
                                           Jon Carlson, CEO